Exhibit 99.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT

     AGREEMENT made as of the 12th day of December , 2007 by and between THE EASTERN COMPANY, a corporation organized under the laws of the State of Connecticut (the "Company"), and LEONARD F. LEGANZA, of 62 Tunxis Village Road, Farmington, Connecticut (the "Executive").

                              W I T N E S S E T H:
                               -------------------


     WHEREAS, as of January 1, 2005 the Company entered into an employment agreement with the Executive (the "Agreement") pursuant to which the Executive serves as the chairman of the board, president and chief executive officer of the Company; and



     WHEREAS, by an amendment to the Agreement dated October 24, 2007, the term of the Agreement was extended until December 31, 2008; and



     WHEREAS, the Company wishes to provide: (a) that the deferred compensation payable to the Executive under the Agreement will commence on a specified date; and (b) that the change in control benefit will be paid to the Executive upon the occurrence of a change in control, whether or not the Executive terminates employment; and



     WHEREAS, the Company also wishes to amend the Agreement to satisfy the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code").



     NOW, THEREFORE, the Company and the Executive do hereby agree as follows, effective as of the date of adoption of this amendment:


     (1) Section 1(g) of the Agreement is deleted and the following is substituted in lieu thereof:

     (g) Change in Control shall mean a change in ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company.

          (i) A change in ownership of the Company occurs when any person (or two or more persons acting as a group) acquires ownership of stock of the Company which, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company. However, if any person or group of persons is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company, the acquisition of additional stock by the same person or group of persons is not considered to result in a change in ownership of the Company.

          (ii) A change in effective control of the Company occurs either: (A) when any person (or two or more persons acting as a group) acquires (or has acquired during the preceding twelve month period) ownership of stock of the Company possessing fifty percent (50%) or more of the total voting power of the stock of the Company; or (B) a majority of the board of directors of the Company is replaced during a twelve month period by persons who are not endorsed by a majority of the board of directors of the Company in office prior to such change. However, if any person or group of persons is considered to have acquired effective control of the Corporation pursuant to this Section 1(g)(ii), the acquisition of additional control of the Company by the same person or group of persons is not considered to result in a change in effective control of the Company.

          (iii) A change in ownership of a substantial portion of the assets of the Company occurs on the date that any one person (or two or more persons acting as a group) acquires (or has acquired during the preceding twelve month period) assets from the Company that have a total gross fair market value equal to or greater than sixty percent (60%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. Gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.


     (2) Section 2 of the Agreement is deleted and the following is substituted in lieu thereof:

Section 2.        Position

     The Company hereby employs the Executive, and the Executive hereby accepts employment, as Chairman of the Board, President and Chief Executive Officer of the Company through the end of the term of this Agreement.

     The Executive agrees to serve in the positions described above and to devote his full working time, attention and energies to the performance of the duties described in Section 3: (i) except for vacations in accordance with
Section 5(e) hereof and absences due to temporary illness; and (ii) except that the foregoing shall not preclude the Executive from serving on the boards of a reasonable number of trade associations, for-profit corporations and charitable organizations and engaging in charitable activities and community affairs, provided such activities collectively do not interfere with the proper performance of the Executive's duties and responsibilities hereunder.


     (3) Section 3 of the Agreement is deleted and the following is substituted in lieu thereof:

Section 3.        Authority, Responsibilities and Duties.

     The Executive shall have such authority, responsibilities and duties as generally pertain to the offices of Chairman of the Board, President and Chief Executive Officer of the Company, and shall have such other authority, responsibilities and duties as may reasonably be assigned from time to time by the Board of Directors of the Company or its designee.


     (4) The title of Section 6 of the Agreement and the introductory paragraph of Section 6 of the Agreement are deleted and the following are substituted in lieu thereof:

Section 6.        Deferred Compensation and Change in Control Benefit

The Executive shall be entitled to receive the following benefits:


     (5) Section 6(a) of the Agreement is deleted and the following is substituted in lieu thereof:

     (a) Deferred Compensation. The Executive shall be entitled to receive the deferred compensation described in this Section 6(a) (unless the Company terminates the Executive's employment for Cause).

               (i) The amount of the deferred compensation payable to the Executive shall equal the Deferred Benefit.

               The Company shall commence payment of the deferred compensation described in this Section 6(a)(i) on December 1, 2008, and the payment of the deferred compensation shall thereafter continue on the first day of each month for a period of sixty (60) consecutive months.

               (ii) If the Executive dies prior to the commencement of the deferred compensation, the Executive's Beneficiary shall receive the Deferred Benefit. The Deferred Benefit shall commence on the first day of the month following the Executive's death and shall be payable until the end of a period of sixty (60) consecutive months or until the death of the Executive's Beneficiary (whichever occurs first).

               If the Executive dies after commencing to receive the deferred compensation described in Section 6(a)(i) but before the receipt of sixty (60) consecutive monthly payments, the balance of said payments shall be paid to the Executive's Beneficiary until the remainder of such sixty (60) consecutive monthly payments have been paid or until the death of the Executive's Beneficiary (whichever occurs first).


     (6) Section 6(b) of the Agreement is amended by adding a new Section 6(b)(iii) to read as follows:

               (iii) As required by Code Section 409A: (A) the post-retirement medical benefits payable under this Section 6(b) are objectively determinable; (B) such post-retirement medical benefits are provided for a specified period (i.e., the lifetime of the Executive and his spouse); (C) the amount of the post-retirement medical benefits provided in one year does not affect the amount of the post-retirement medical benefits available in another year (except for the applicability of annual or lifetime caps); (D) the reimbursement of any post-retirement medical expenses must be made no later than the end of the year following the year in which the expenses were incurred; and (E) the right to receive the post-retirement medical benefits is not subject to liquidation or exchange for another benefit.


     (7) Section 6(c) of the Agreement is deleted and the following is substituted in lieu thereof:

     (c) Change in Control Benefit. If a Change in Control of the Company occurs, then the Company shall pay to the Executive a change in control benefit equal to 2.99 times the Executive's Average Adjusted Compensation. Average Adjusted Compensation shall be determined as of the date of the Change in Control.

     The change in control benefit described in this Section 6(c) shall be paid to the Executive in a single lump sum amount within thirty (30) days following the date on which the Change in Control of the Company occurs.

     If a Change in Control occurs, the change in control benefit described in this Section 6(c) shall be paid in addition to the deferred compensation described in Section 6(a), the post-retirement medical benefits described in
Section 6(b), and any other benefits or payments to which the Executive is entitled under the terms of any agreement, plan or policy established by the Company. In addition, the Executive shall receive the deferred compensation described in Section 6(a), the post-retirement medical benefits described in
Section 6(b) and the change in control benefit described in Section 6(c) whether or not the Executive is terminated for Cause following the Change in Control.

     Notwithstanding anything in this Agreement to the contrary, in the event that a Statutory Change in Control has occurred (whether or not a Change in Control has occurred) and the Total Parachute Payments are determined by the Tax Advisor not to be deductible, in whole or in part, by the Company because they exceed the Parachute Payment Limit set forth in Section 280G of the Code, then the change in control benefit described in this Section 6(c) (to the extent it is included in the Total Parachute Payments) shall be reduced until all of the Total Parachute Payments are deductible in accordance with Section 280G of the Code, or the change in control benefit described in this Section 6(c) is reduced to zero. For purposes of this limitation, no portion of the Total Parachute Payments shall be taken into account to the extent that the receipt of such payments, in the determination of the Tax Advisor, is effectively waived by the Executive prior to the date which is fifteen (15) days following the date of the Change in Control and prior to the earlier of the date of constructive receipt and the date of payment thereof. The determination of the Tax Advisor as to the deductibility of the Total Parachute Payments shall be completed not later than forty-five (45) days following the date of the Change in Control, and such determination shall be communicated in writing to the Company, with a copy to the Executive, within said forty-five (45) day period. The good faith determination of the Tax Advisor as to the deductibility of the Total Parachute Payments shall be deemed conclusive and binding on the Company and the Executive. The Company shall pay the fees and other costs of the Tax Advisor hereunder. In the event that the Tax Advisor is unable or declines to serve for purposes of making the foregoing determination, the Company shall appoint another accounting firm of national reputation to serve as the Tax Advisor, with the Executive's consent.


     (8) Section 6(d) of the Agreement is deleted and the following is substituted in lieu thereof:

     (d) Code Section 409A. The provisions of this Agreement shall in all events be interpreted in a manner consistent with the Agreement satisfying the requirements of Code Section 409A and the regulations promulgated pursuant thereto.


     (9) Section 7 of the Agreement is amended by deleting the first sentence and substituting the following in lieu thereof:

     The following provisions shall apply to the payment of the benefits described in Section 6:


     (10) Section 7(a) of the Agreement is deleted and the following is substituted in lieu thereof:

     (a) Funding. It is the intention of the Company, the Executive, his Beneficiary and each other party to this Agreement that the benefits payable under this Agreement be unfunded for tax purposes and for purposes of Title I of ERISA. The rights of the Executive and his Beneficiary to receive such benefits shall be those of a general unsecured creditor of the Company.


     (11) Section 10(d) of the Agreement is deleted and the following is substituted in lieu thereof:

     (d) Full Settlement. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced whether or not the Executive obtains other employment.


     (12) All of the other terms and conditions of the Agreement are hereby confirmed, ratified and approved in all respects.


     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereunto affixed, and the Executive has hereunto set the Executive's hand and seal, as of the day and year specified above.

ATTEST:                                THE EASTERN COMPANY


/s/Theresa P. Dews                      By:/s/David C. Robinson
------------------                      ----------------------
Theresa P. Dews                         David C. Robinson
Its: Secretary                          Title: Chairman, Compensation Committee


                                        EXECUTIVE


                                        /s/Leonard F. Leganza
                                        ---------------------
                                        Leonard F. Leganza